Exhibit 99.1

 Investor Presentation  November 2014

 Certain statements made in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation may include statements concerning management’s expectations of future financial results, potential business, potential acquisitions, government agency approvals, additional indications and therapeutic applications for medical devices, as well as their outcomes, clinical efficacy and potential markets and similar statements, all of which are forward looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. For a discussion of such risks and uncertainties, please refer to the information set forth under “Risk Factors” included in Synergetics USA, Inc.’s Annual Report on Form 10-K for the year ended July 31, 2014, and information contained in subsequent filings with the Securities and Exchange Commission. These forward looking statements are made based upon our current expectations and we undertake no duty to update information provided in this presentation.  Safe Harbor Statement  2

 Overview  Corporate Information  Market Information  NASDAQ: SURGMarket Cap: $86.2mm52 Week Range: $2.93 – $4.34Shares Outstanding: 25mmInstitutional Ownership: 47%Russell Microcap Index  3  Synergetics USA, Inc. is a medical device company focused in the fast-growing ophthalmology and neurosurgery marketsFormed through a reverse merger of Synergetics, Inc. and Valley Forge Scientific Corp. in 2005Synergetics, Inc. was founded in 1991 and Valley Forge was founded in 1980Corporate Headquarters: O’Fallon, MOManufacturing Facilities: O’Fallon, MO and King of Prussia, PA  *Source: NASDAQ, as of 11/07/14.

 Track Record of Growth  4  *Fiscal Year 2013 gross and operating margins are displayed on a non-GAAP basis to exclude inventory write-down. See Non-GAAP reconciliation table at the end of this presentation for additional details.

 FY 2014 Revenue Mix  Ophthalmic sales represent our largest and highest margin businessIn the U.S., we sell ophthalmic surgical products directly to end-users at hospitals, ambulatory surgery centers and surgeon offices throughout the country Internationally, we sell and distribute ophthalmic surgical products in over 50 countries, including four emerging marketsMarketing partner and key OEM relationships with J&J’s Codman division and Stryker for neurosurgery products   5

Overall Strategy

1. Drive accelerating growth in our Ophthalmology business with the launch of new products, foremost of which is VersaVIT 2.0™

2. Deliver improved profitability through enterprise-wide continuous improvement initiatives

3. Manage neurosurgery OEM and businesses for stable growth and strong cash flows

4. Demonstrate consistent, solid financial performance

5. Continued growth through strategic acquisitions

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Recent Developments

1. Continued progress on VersaVIT™ commercialization including the launch of the next generation system, the VersaVIT 2.0™, in the second half of June
2. Challenging competitive environment has pressured revenue growth in base ophthalmic business in recent quarters
   - Base business should benefit from launch of next generation Directional™ II Laser Probe in May 2014
3. OEM partnerships remain strong – sales increased 8.3% year-over-year during fiscal 2014.
4. Internal focus on improving operational excellence and enterprise-wide continuous improvement initiatives
   - King of Prussia plant closure
5. Announced cooperative agreement with Cleveland Clinic to develop next generation intraoperative devices

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 Ophthalmic Surgical Market  8

 Ophthalmic Surgical Market  9  *Source: Synergetics USA annual report on Form 10-K for period ended July 31, 2012.

 2011 Global Retinal Surgery Device Market  10  *Source: Synergetics USA quarterly report on Form 10-Q for period ended April 30, 2013.   Market Size = $935 million*Synergetics products compete in ~22% of the retinal device market (shaded in black)

 2014 Global Retinal Surgery Device Market  11  Estimated Market Size = $1.22 Billion*Implied Annual Growth = ~7%Synergetics products compete in ~69% of the retinal device market (shaded in black)  *Source: Synergetics USA quarterly report on Form 10-Q for period ended April 30, 2013. Market Scope data estimates that the vitreoretinal market will grow approximately 7 percent to $1.2 billion in 2014, as compared to 2013.

ASC vs. Hospital

Ambulatory Surgery Center (ASC)

- Physicians control care for patients
- Typically owned by surgeons or corporations
- More efficient – less time wasted
- Specialized (ophtho, ortho, etc.)
- Highly focused on profitability
- Lower costs to patients and government (current vitrectomy reimbursement rate of $1,655)

Hospital Out-Patient Department (HOPD)

- Challenging patient flow (pre, intra, post)
- Staff not specialized and are trained to handle multiple specialties
- Patient frustrations – parking, long walks to OR, confusing, etc.
- Equipped to handle more difficult procedures
- Higher costs to patients and government (current vitrectomy reimbursement rate of $2,820)

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 Ophthalmic Products  Core  VersaPACK™  VersaVIT 2.0™  Directional Laser Probes  DDMS-Diamond Dusted Membrane Scraper  Endoilluminator Awh Chandelier  Photon II  New  13  Directional Laser Probe

VersaVIT 2.0™:
Next Generation Vitrectomy System

- VersaVIT 2.0™ is our second product for the lucrative vitrectomy machine market valued at $235 million (machines only)
- A new concept in retinal surgery
  - Highly portable
  - Moderately priced
  - Easy to use
  - Comparable clinical performance
- Compact, lightweight and portable
  - Small footprint
  - < 25 pounds
  - Capable of running on battery power and gas cartridges
- Ideally suited for ASCs, as a traveling unit for satellite offices and potentially for in-office procedures
- Demonstrably lower total cost of ownership and operation


Synergetics

Performed over 10,000 retinal procedures with VersaVIT™ to date, up more than 20% sequentially in Q4'14, and more than 170% year over year.

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 VersaVIT 2.0™ vs. the Competition  15  VersaVIT™ vs. ACCURUS® (25lbs vs. 90lbs)  CONSTELLATION® Vision System  CONSTELLATION® Vision System and ACCURUS® are registered trademarks of Alcon® Laboratories, a division of Novartis

 VersaVIT 2.0™: Strategic Growth Plan & Progress Update  Introduced on June 4, 2014Commercial launch in the second half of June targeting two primary segments: high volume ASC facilities that perform the majority of vitrectomy proceduresselect teaching institutions U.S. Market: 22 direct sales reps; International markets: hybrid distribution of direct and dealers Anticipate progress towards broader market adoption of our next generation vitrectomy technology in fiscal 2015  16

VersaPACK™:
Compelling Value Proposition

- VersaPACK™ is our first product for the $348 million vitrectomy pack market
- Compelling value proposition to retinal surgeons
  - Competitively priced vs. other packs
  - Compatible with existing competitive vitrectomy machines
  - Enables continued use of 1st generation machines, avoiding large capital expenditure
- Estimated 324,000 vitrectomies performed yearly (U.S.)
- 46 VersaVIT™ customers placed orders for our VersaVIT™ packs in Q4'14



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 Ophthalmology Product Video  18

 Neurosurgery Market  19

Neurosurgery Overview

- Best-in-class neurosurgical technologies
  - Ultrasonic aspirators
  - Disposable tips and tubing
  - Electrosurgical generators
  - Disposable bipolar forceps
- Strong OEM partnerships
- J&J's Codman division distributes our electrosurgical generators and bipolar forceps
- Stryker distributes our ultrasonic aspirator disposables
- Multi-year OEM contracts with Codman and Stryker provide stable annual growth, attractive operating margins and high barriers to entry

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 OEM (Neurosurgery) Products  21  Codman  Stryker  Lesion Generator  SONOPET OMNI Ultrasonic Aspirator  Disposable Tips  Codman Synergy  Disposable Bipolar Forceps    CMC V

 Neurosurgery Product Video  22

 Financials  23

 Financial Comparison – Quarterly   Fiscal Year Ends July 31(in thousands, except per share data)  Q4 FY 13  Q4 FY 14  Y/Y Change  Sales:         Ophthalmic  $9,434  $9,512  0.8%   OEM (1)  8,154  8,316  2.0%   Other (2)  269  180  (33.1%)  Total  $17,857  $18,008  0.8%  Reported Gross Margin  54.2%  55.5%  130 bps  Reported Operating Margin  12.4%  12.0%  (40 bps)  Net Income  $1,439  $1,410  (2.0%)  Reported EPS  $0.06  $0.06  0.0%  Cash  $12,470  $15,443  23.8%  Debt  $0  $0  --  24  Revenues from OEM represent sales and royalties to Codman, Stryker and other.Revenues from Other represent direct neurosurgery revenues and other miscellaneous revenues.

 Financial Comparison – Annual   Fiscal Year Ends July 31(in thousands)  FY 2013  Y/Y Change  FY 2014  Y/Y Change  Sales:           Ophthalmic  $35,446  0.6%  $35,242  (0.6%)   OEM (1)  26,469  10.4%  28,671  8.3%   Other (2)  881  10.0%  856  (2.8%)  Total:  $62,796  4.6%  $64,769  3.1%  Adjusted Gross Margin(3)  54.9%  (320 bps)  55.9%  100 bps  Adjusted Operating Margin(3)  9.3%  (550 bps)  8.1%  (120 bps)  Adjusted Net Income from Operations(3)  $4,011  (35.6%)  $3,521  (12.2%)  Cash  $12,470  (1.7%)  $15,443  23.8%  Debt  $0  --  $0  --  25  Revenues from OEM represent sales and royalties to Codman, Stryker and other.Revenues from Other represent direct neurosurgery revenues and other miscellaneous revenues. Adjusted Operating Margin for FY 2014 excludes impact of exit costs ($682,000 pre-tax, $458,000 after tax). Adjusted Gross Margin, Adjusted Operating Margin and Adjusted Net Income from Operations for FY 2013 exclude impact of inventory write-downs ($2.1 million pre-tax, $1.5 million after-tax for FY 2013). See Non-GAAP reconciliation slides at the end of this presentation for additional details.

 Investment Rationale  Key medical device manufacturer supplying ophthalmic and neurosurgery markets with leading technologiesRetinal surgery a compelling segment of ophthalmologyNew product introductions – foremost of which is the VersaVIT 2.0™ vitrectomy machine – drives total Company revenue growth over long termBusiness model fueled by the combination of high margin disposables and innovative capital equipment Long-term profit margin opportunities driven by improving operational efficiency and lean initiatives  26

Management Team

- David M. Hable – President, CEO

  Over 30 years of progressive responsibility in sales, marketing, new business development and general management in the medical device industry. Over 20 years with J&J/Codman.

- Pamela Boone – Executive Vice President, CFO

  Previously served as CFO, VP and Corporate Controller for Maverick Tube Corporation. Over 25 years of financial expertise.

- Michael Fanning – Vice President, Sales

  Over 20 years in sales and management roles, working in service, medical device and manufacturing sectors.

- Jason Stroisch – Vice President, Marketing & Technology

  Over 15 years in the medical device industry covering engineering, international sales and marketing management roles.

- Joan Kraus – Vice President, Regulatory Affairs / Quality Assurance

  Previously served as Senior Director Global Compliance for Teleflex Medical. Over 25 years in quality systems and process improvement roles working in medical devices, manufacturing, and distribution sectors.

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Non-GAAP Reconciliations(1)  28  Fiscal Year Ends July 31(in thousands, except share and per share data)  FY 2013  FY 2014  Net Sales  $62,796  $64,769   GAAP Gross Profit  32,371  36,229   Non-Operating Adjustments(2)  2,092  --   Adjusted Gross Profit  $34,463  $36,229  Adjusted Gross Margin  54.9%  55.9%   GAAP Operating Income  $3,702  $4,581   Non-Operating Adjustments(2)  2,092  682   Adjusted Operating Margin  $5,794  $5,263  Adjusted Operating Income  9.2%  8.1%   Effective Tax Rate  30.6%  32.8%   Tax Effect from Adjustments  $640  $458   Adjusted Net Income from Continuing Operations(2)  $4,011  $3,521   Diluted Shares Outstanding(3)   25,337,525  25,393,264  GAAP Diluted Earnings Per Share from Continuing Operations  $0.10  $0.12  Adjusted Non-GAAP Diluted EPS  $0.16  $0.14  See slide 29 for full description of the use of non-GAAP financial information.Non-operating adjustments include: exit costs ($682,000 pre-tax, $458 after-tax, or $0.02 per diluted shares, for FY 2014) and inventory write-downs ($2.1 million pre-tax, $1.5 million after-tax, or $0.06 per diluted share, for FY 2013).Represents diluted weighted average common shares outstanding.

 (1)Use of Non-GAAP Financial Information  We measure our performance primarily through our operating profit. In addition to our consolidated financial statements presented in accordance with GAAP, management uses certain non-GAAP measures, including adjusted gross margin, adjusted operating margin and adjusted net income from operations, to measure our operating performance. We provide a definition of the components of these measurements and reconciliation to the most directly comparable GAAP financial measure.  These non-GAAP measures are presented to enhance an understanding of our operating results and are not intended to represent cash flow or results of operations. The use of these non-GAAP measures provides an indication of our ability to service debt and measure operating performance. We believe these non-GAAP measures are useful in evaluating our operating performance compared to other companies in our industry, and are beneficial to investors, potential investors and other key stakeholders, including creditors who use this measure in their evaluation of performance. These non-GAAP measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.  29

 Investor Presentation  November 2014  3845 Corporate Centre DriveO’Fallon, MO 63368(636) 939-5100www.synergeticsusa.com